February 1, 2010 as amended May 1, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated February 1, 2010, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class B	Class C	Class R	Advisor Class
FKGRX	FKGBX	FRGSX	FGSRX	FCGAX

Franklin Custodian Funds	SUMMARY PROSPECTUS
Franklin Growth Fund

Investment Goal

Capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 103 in this Prospectus and under “Buying and Selling Shares” on page 41 of the Fund’s statement of additional information. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class B1	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	4.00%	1.00%	None	None

1. New or additional investments into Class B are no longer permitted.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Advisor Class
Management fees	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	None
Other expenses	0.29%	0.29%	0.29%	0.29%	0.29%
Total annual Fund operating expenses	1.00%	1.75%	1.75%	1.25%	0.75%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$ 671	$ 875	$ 1,096	$ 1,729
Class B	$ 578	$ 851	$ 1,149	$ 1,864
Class C	$ 278	$ 551	$ 949	$ 2,062
Class R	$ 127	$ 397	$ 686	$ 1,511
Advisor Class	$ 77	$ 240	$ 417	$ 930
If you do not sell your shares:
Class B	$ 178	$ 551	$ 949	$ 1,864
Class C	$ 178	$ 551	$ 949	$ 2,062

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests substantially in the equity securities of companies that are leaders in their industries. In selecting securities, the manager considers many factors, including historical and potential growth in revenues and earnings, assessment of strength and quality of management, and determination of a company's strategic positioning in its industry.

Although the Fund normally invests substantially in the equity securities (principally common stocks) of U.S.-based large and medium market capitalization companies, it may invest in companies in new and emerging industries where growth is expected to be above average and may invest up to 40% of its assets in smaller companies. The Fund may invest up to 40% of its assets in foreign securities and up to 10% of its assets in non-U.S. dollar denominated securities.

The Fund's manager is a research driven, fundamental investor, generally pursuing a "buy-and-hold" growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for growth in revenues, earnings or assets. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential. Although the manager will search for investments across a large number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Stocks   Generally, stocks historically have outperformed other types of investments over the long term, but individual stock prices tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities   Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Sectors   To the extent that the Fund focuses on particular sectors of the market from time to time, the Fund may carry greater risks of adverse developments in such sectors than a fund that invests in a wider variety of sectors.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s investment manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q2'03	17.70%
Worst Quarter:	Q4'08	-20.30%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2009
	1 Year	5 Years	10 Years
Franklin Growth Fund - Class A
Return Before Taxes	26.51%	2.24%	1.60%
Return After Taxes on Distributions	26.37%	2.16%	1.38%
Return After Taxes on Distributions and Sale of Fund Shares	17.41%	1.90%	1.28%
Franklin Growth Fund - Class B	29.21%	2.32%	1.60%
Franklin Growth Fund - Class C	32.22%	2.68%	1.44%
Franklin Growth Fund - Class R	33.88%	3.20%	1.95%
Franklin Growth Fund - Advisor Class	34.57%	3.71%	2.45%
S&P 500® Index (Index reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

Historical performance for Class R shares prior to its inception is based on the performance of Class A shares. Class R performance has been adjusted to reflect differences in sales charges and 12b-1 expenses between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Sub-Advisor

Franklin Investment Advisory Services, LLC (Investment Advisory)

Portfolio Managers

VIVIAN J. PALMIERI   Vice President of Investment Advisory and portfolio manager of the Fund since 1965.

SERENA PERIN VINTON, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since 2008.

CONRAD B. HERRMANN, CFA   Portfolio Manager of Investment Advisory and portfolio manager of the Fund since 1991.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our Web site at www.franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Growth Fund

Investment Company Act file #811-00537
00070359	106 PSUM 02/10